UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 31, 2005

                              HARBIN ELECTRIC, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

         000-51006                                            98-040339
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    (Commission File Number)                   (IRS Employer Identification No.)

    No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu
    Harbin  Kai Fa Qu,  Harbin                                    150060, China
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 (Address of Principal Executive Offices)                           (Zip Code)

                                   86-451-86116757
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               (Registrant's Telephone Number, Including Area Code)

                                       N/A
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             (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 31, 2005, the Board of Directors of Harbin Electric, Inc. (the "Company") granted nonstatutory stock options to purchase the Company's common shares to certain of the Company's outside directors (the "Optionees"), pursuant to the Company's 2005 Stock Option Plan (the "Plan"), as follows:

                Director                             Number of Stock Options
             ----------------                        -----------------------
             Chan Ching Chuen                                50,000
             David Gatton                                    50,000
             Patrick McManus                                 50,000

The exercise price under the stock options is $3.10 per share, the high price per share of the Company's common stock reported on the NASD Over-The-Counter Bulletin Board under HRBN.OB on January 31, 2005. Fifty percent (50%) of the options will become exercisable immediately, the balance will vest and become exercisable in eight (8) equal quarterly installments of 3,125 over the next two
(2) years, beginning on March 31, 2005. The stock options are subject to the Plan, which is filed herewith as Exhibit 10.01. The form of the stock option agreement is included as an exhibit to the Plan, which is attached hereto as
Exhibit 10.01, and contains all of the material terms and conditions of these stock options. The Company intends to use such form of nonstatutory stock option agreement from time to time in connection with future awards.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

10.1 Harbin Electric, Inc. 2005 Stock Option Plan, including the Form of Nonstatutory Stock Option Agreement.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARBIN ELECTRIC, INC.


Date:  May 12, 2005                           /s/  Tianfu Yang
                                                   -----------
                                                   Tianfu Yang
                                                   Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
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10.1          Harbin Electric, Inc. 2005 Stock Option Plan, including the Form of Nonstatutory Stock Option Agreement.